Exhibit 99.1

LifeMD Announces Closing of $50 Million Revolving Credit Facility with Citizens Bank, N.A.

NEW YORK, January 6, 2026 — LifeMD, Inc. (Nasdaq: LFMD), a leading provider of virtual primary care and pharmacy services, today announced the closing of a new senior secured revolving credit facility (“RCF”) with Citizens Bank, N.A. (“Citizens”). The facility has a maturity date of January 2, 2029 and provides for up to $50 million of total availability consisting of $30 million of committed availability with an additional accordion option of up to $20 million. As of closing, no balance was drawn on the RCF as the Company believes its cash on hand and expected cash flow are sufficient to fund its organic growth initiatives.

“We are very pleased to close this revolving credit facility with Citizens, a leading national bank. The availability of the additional capital is competitively priced with no upfront fee and provides significant financial flexibility to support potential corporate development and/or shareholder value creation initiatives. We appreciate the support and confidence of Citizens in providing this facility and believe the RCF further underscores the strength and outlook of our business,” said Marc Benathen, Chief Financial Officer of LifeMD.

Based on a pricing grid tied to Company leverage, loans under the facility bear interest based on either (x) Term SOFR plus an applicable spread ranging between 150 basis points and 225 basis points or (y) the Alternate Base Rate plus an applicable spread ranging between 50 basis points and 125 basis points. Fees assessed on the committed unused portion of the facility range from 0.225% to 0.30%, depending upon leverage. The RCF contains no upfront fee to LifeMD.

About LifeMD, Inc.

LifeMD® is a leading provider of virtual primary care. LifeMD offers telemedicine, access to laboratory and pharmacy services, and specialized treatment across more than 200 conditions, including primary care, men’s and women’s health, weight management, and hormone therapy. The Company leverages a vertically integrated, proprietary digital care platform, a 50-state affiliated medical group, a state-of-the-art affiliated compounding pharmacy, and a U.S.-based patient care center to increase access to high-quality and affordable care. For more information, please visit LifeMD.com.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Investor Contact

Marc Benathen, Chief Financial Officer

marc@lifemd.com

Media Contact

Jessica Friedeman, Chief Marketing and Product Officer

press@lifemd.com

# # #